UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2019

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5899 Preston Road #505, Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 479-259-2977

1010 NW J Street, Suite I, Bentonville, AR 72712
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	ZEST	OTCQX

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 19, 2019, the Audit Committee of the Board of Directors of Ecoark Holdings, Inc., a Nevada corporation (the “Company”) concluded and the Company concurred that the Company’s previously issued quarterly and year-to-date audited consolidated financial statements for the year ended March 31, 2018 and unaudited financial statements for the periods ended June 30, 2018, September 30, 2018 and December 31, 2018 (the “Initial Filings”) should no longer be relied upon. Similarly, related press releases and investor communications describing the Company’s financial statements for the aforementioned periods should no longer be relied upon.

Members of the Company’s management have discussed the matters disclosed in this Item 4.02 with RBSM, LLP, the Company’s independent registered public accounting firm. On July 22, 2019, RBSM LLP sent a formal notice to the Company, reiterating the aforesaid conclusions of the Audit Committee of the Board of Directors of the Company.

The errors identified by the Audit Committee and RBSM LLP are all non-cash and primarily related to the Company’s classification of certain outstanding warrants which have provisions that allow the warrant holder to acquire the Company’s common stock. These warrants should have been classified as liabilities under ASC 815. The Company is expected to make adjustments by booking a long-term contingency related to derivative liabilities, to make adjustments to the accumulated deficit and additional paid-in capital on the balance sheet, and to recognize changes in the fair value of derivative liabilities on the income statement in each of the Initial Filings.

Accordingly, shortly after the filing of this Current Report on Form 8-K, the Company anticipates that it will file amendments to the Initial Filings, as soon as practicable, to amend and restate the previously-issued financial statements to correct those errors therein.

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s intention to restate its prior consolidated financial statements, and the anticipated timing of filing the Company’s periodic reports. These statements are subject to risks and uncertainties, including the risk that the preparation of the restated consolidated financial statements or other subsequent events may require the Company to make additional adjustments to its financial statements or may delay future filings, and actual results may differ materially from these statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

July 25, 2019	Ecoark Holdings, Inc.

	By:	/s/ William B. Hoagland
William B. Hoagland
Principal Financial Officer